Exhibit 32.02
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of NuStar GP Holdings, LLC (the Company) on Form 10-Q for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Steven A. Blank, Executive Vice President, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven A. Blank
Steven A. Blank
Executive Vice President, Chief Financial Officer and Treasurer
November 8, 2012
A signed original of the written statement required by Section 906 has been provided to NuStar GP Holdings, LLC and will be retained by NuStar GP Holdings, LLC and furnished to the Securities and Exchange Commission or its staff upon request.